Exhibit 32.1
                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Esrine, Vice President and Chief Financial Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

3. The Company's annual report on Form 10-KSB/A for the fiscal year ended January 31, 2004 (the "Form 10-KSB/A") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

4. The information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                                   /s/  Allan Esrine
(Registrant)                                    -----------------------------
                                                Allan Esrine
                                                Chief Financial Officer

Dated:  April 16, 2004